    As filed with the Securities and Exchange Commission on January 3, 1997

                                                        Registration No.
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                   FORM S-8
                            REGISTRATION STATEMENT

                       Under The Securities Act of 1933

                           ALCO STANDARD CORPORATION
            (Exact name of registrant as specified in its charter)


          OHIO                                          23-0334400
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                            -----------------------
                                 P.O. Box 834
                       Valley Forge, Pennsylvania 19482
              (Address of Principal Executive Offices) (Zip Code)

                            -----------------------
                           ALCO STANDARD CORPORATION
                            RETIREMENT SAVINGS PLAN
       (formerly the Alco Standard Corporation Stock Participation Plan)

                            -----------------------
                                Karin M. Kinney
                        Corporate Counsel and Secretary
                           Alco Standard Corporation
                                    Box 834
                       Valley Forge, Pennsylvania 19482
                    (Name and address of agent for service)
                                (610) 296-8000
         (Telephone number, including area code, of agent for service)

                            -----------------------
                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
                                Proposed        Proposed
                                Maximum         Maximum
 Title of          Amount       Offering        Aggregate       Amount of
securities to      to be        price           offering       registration
be registered     registered    per unit*       price           fee
================================================================================

Common stock     4,000,000      $41.50          $166,000,000   $50,303
without
par value
Interests
in the Plan
--------------------------------------------------------------------------------
*Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(c)

This Registration Statement relates to Registration Statement No. 33-55004 and is being filed pursuant to General Instruction E of Form S-8 in order to register additional securities of the same class as other securities for which a registration statement file on this form relating to the same employee benefit plan is effective except that the name of the employee benefit plan has been changed from the Alco Standard Corporation Stock Participation Plan to the Alco Standard Corporation Retirement Savings Plan.

        On November 24, 1992, the Registrant filed a Registration Statement on Form S-8, Registration Statement No. 33-55004 to register 4,000,000 shares of Common Stock which were issuable under the Registrant's Stock Participation Plan. The contents of Registration Statement No.33-55004 are incorporated by reference in the Registration Statement, except that the name of the plan has been changed from the Alco Standard Stock Participation Plan to the Alco Standard Corporation Retirement Savings Plan (the "Retirement Savings Plan"). The Registrant is now filing this separate Registration Statement to register an additional 4,000,000 shares of common stock which may be issued under the Retirement Savings Plan.


Item 8. Exhibits
----------------

         (4.0) Form of Certificate for Shares of Common Stock is incorporated herein by reference to Form S-3 of the Registrant, Registration Statement
No. 33-62460, Exhibit 4.2.

         (4.1) Rights Agreement, dated as of February 10, 1988 between Alco Standard Corporation and National City Bank, filed on February 11, 1988 as
Exhibit 1 to Alco Standard Corporation's Registration Statement on Form 8-A, is incorporated herein by reference.

         (5)            Opinion of Ballard Spahr Andrews & Ingersoll Re:
                        legality. The Registrant will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan.

         (23)           Consent of Independent Auditors.

         (24)           Powers of Attorney.

         (24.1)         Certified resolution regarding Powers of Attorney.

         (99)           Alco Standard Corporation Retirement Savings Plan.

                                  SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Valley Forge, Pennsylvania, on the 3rd day of January, 1997.


                                        ALCO STANDARD CORPORATION



Date:  January 3, 1997                  By: /s/ Michael J. Dillon
                                        -------------------------------------
                                               (Michael J. Dillon)
                                                Vice President and Controller


       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                       Title                      Date
         ---------                       -----                      ----

   *JOHN E. STUART              Chairman and Chief              January 3, 1997
-----------------------------   Executive Officer
   (John E. Stuart)             (Principal Executive Officer)


   *KURT E. DINKELACKER         President, Chief Operating      January 3, 1997
-----------------------------   Officer and a Director
   (Kurt E. Dinkelacker)


   *ROBERT M. KEARNS            Senior Vice President and       January 3, 1997
-----------------------------   Chief Financial Officer
   (Robert M. Kearns)           (Principal Financial Officer)


   /s/ Michael J. Dillon        Vice President and Controller   January 3, 1997
-----------------------------   (Principal Accounting Officer)
      (Michael J. Dillon)

     Signature                       Title                           Date


     *JAMES R. BIRLE                 Director                    January 3, 1997
---------------------------------
     (James R. Birle)

     *PAUL J. DARLING, II            Director                    January 3, 1997
---------------------------------
     (Paul J. Darling, II)

     *WILLIAM F. DRAKE, JR.          Vice Chairman, General      January 3, 1997
---------------------------------    Counsel and a Director
     (William F. Drake, Jr.)

     *JAMES J. FORESE                Executive Vice President,   January 3, 1997
---------------------------------    President of International
     (James J. Forese)               Operations and a Director

     *FREDERICK S. HAMMER            Director                    January 3, 1997
---------------------------------
     (Frederick S. Hammer)

     *BARBARA BARNES HAUPTFUHRER     Director                    January 3, 1997
---------------------------------
     (Barbara Barnes Hauptfuhrer)

     *RICHARD A. JALKUT              Director                    January 3, 1997
---------------------------------
     (Richard A. Jalkut)

     *DANA G. MEAD                   Director                    January 3, 1997
---------------------------------
     (Dana G. Mead)

     *RAY B. MUNDT                   Director                    January 3, 1997
---------------------------------
     (Ray B. Mundt)

     *PAUL C. O'NEILL                Director                    January 3, 1997
---------------------------------
     (Paul C. O'Neill)

     *ROGELIO G. SADA                Director                    January 3, 1997
---------------------------------
     (Rogelio G. Sada)

     *JAMES W. STRATTON              Director                    January 3, 1997
---------------------------------
     (James W. Stratton)


     *By his signature set forth below, Michael J. Dillon, pursuant to duly executed Powers of Attorney duly filed with the Securities and Exchange Commission, has signed this Registration Statement on behalf of the persons whose signatures are printed above, in the capacities set forth opposite their respective names.




     /s/ Michael J. Dillon                                       January 3, 1997
---------------------------------
     (Michael J. Dillon)

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Valley Forge, Commonwealth of Pennsylvania, on the 3rd day of January, 1997.




                                              RETIREMENT SAVINGS PLAN



                                              By:  /s/ Nancy J. Heiden
                                                 --------------------------
                                                       (Nancy J. Heiden)
                                                       Plan Administrator

                               INDEX TO EXHIBITS




Exhibit
Number                       Exhibits
-------                      --------

(5)           Opinion of Ballard Spahr Andrews & Ingersoll Re: legality.

(23)          Consent of Independent Auditors.

(24)          Powers of Attorney.

(24.1)        Certified resolution regarding Powers of Attorney.

(99)          Alco Standard Corporation Retirement Savings Plan.